UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2022

GPL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56350	00-0000000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 Estudillo Avenue, Suite 206

San Leandro, CA 94577

(Address of Principal Executive Offices)

Issuer's telephone number: (925)-876-8832

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

References to “We,” “Our,” and “the Company,” refer to GPL Holdings, Inc., a Nevada Corporation.

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events.

On May 23, 2022, the Company, a business combination related shell company pursuant to Rule 405 of Regulation C and Exchange Act Rule 12b-2 completed a holding company reorganization (“Reorganization”) with Benchmark Energy Corporation (a Nevada Corporation).

FINRA recently completed its review of our corporate action pursuant to the Reorganization. On May 26, 2022, GPL Holdings, Inc. was issued a CUSIP number by CUSIP Global Services of 3621MX103. The announcement of our corporate action and release of our ticker symbol “GPLL” was posted on the FINRA Daily List on October 21, 2022. The Market Effective date was October 24, 2022.

As a result of the Reorganization and FINRA’S subsequent completion of their review, GPL Holdings, Inc. began a quoted market in its common stock on October 24, 2022 under the ticker symbol “GPLL” as listed on the OTC Markets Group Inc.’s Expert Market.

The Company intends to serve as a vehicle to affect an asset acquisition, merger, exchange of capital stock or other business combination with a domestic or foreign business. As of the date of this report, the Company had not yet commenced any such operations.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GPL Holdings, Inc.

Dated: October 25, 2022

By: /s/ Sylvester L. Crawford

Sylvester L. Crawford

President and Director